UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022 (January 14, 2022)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	ENSCW	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2021, Ensysce Biosciences, Inc. (“Ensysce” or the “Company”) entered into a Securities Purchase Agreement (the “SPA”) for an aggregate financing of $15 million with institutional investors. A first closing under the SPA occurred on September 24, 2021 and was reported in a Current Report filed on September 27, 2021 and a second closing under the SPA occurred on November 5, 2021 and was reported in a Current Report filed on November 10, 2021. At the first closing, the Company issued to the investors (i) senior secured convertible promissory notes in the aggregate principal amount of $5.3 million for an aggregate purchase price of $5 million (collectively, the “Notes”) and (ii) warrants (collectively, the “Warrants”) to purchase 361,158 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in the aggregate. At the second closing, the Company issued to the institutional investors referenced above, (i) Notes in the aggregate principal amount of $10.6 million for an aggregate purchase price of $10 million and (i) Warrants to purchase 722,317 shares of the Common Stock in the aggregate. Under the SPA, the conversion price for converting Notes into the Company’s common stock is $5.87 per share, subject to adjustment under certain events.

On December 27, 2021, the parties to the SPA agreed to a Letter Agreement amending the SPA (“Letter Agreement”). Under the terms of the Letter Agreement, holders of the Notes were entitled to convert notes at an exercise price of $4.50 per share of Company Common Stock for fourteen trading days, commencing December 28, 2021 and ending January 14, 2022. Under the terms of the Letter Agreement, following this period, the initial conversion price of $5.87 will apply. There was no change to the exercise price of the Warrants. The Letter Agreement also included certain conditions that the Company must satisfy in connection with the transaction. The Letter Agreement expired on January 14, 2022.

On January 16, 2022, the parties to the SPA agreed to a Second Letter Agreement amending the SPA (“Second Letter Agreement”). Under the terms of the Second Letter Agreement, holders of the Notes may convert notes at an exercise price of $3.80 per share of Company Common Stock commencing January 18, 2022 and ending February 11, 2022. Following this period, the initial conversion price of $5.87 will apply. There is no change to the exercise price of the Warrants. The Second Letter Agreement also includes certain conditions that the Company must satisfy in connection with the transaction.

The Company has registered with the Securities and Exchange Commission (the “SEC”) the resale of the shares of Common Stock issuable upon conversion of the Notes as well as the shares of Common Stock issuable upon the exercise of the Warrants pursuant to the Registration Rights Agreement, dated September 24, 2021, by and among the Company and the purchasers signatory to the SPA.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Notes and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.6	Form of Senior Secured Convertible Promissory Note issued by the Company pursuant to and in accordance with the Securities Purchase Agreement (incorporated by reference to Exhibit 4.6 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on September 27, 2021).
4.7	Form of Common Stock Purchase Warrant to be issued by the Company pursuant to and in accordance with the Securities Purchase Agreement (incorporated by reference to Exhibit 4.7 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on September 27, 2021).
10.1*	Securities Purchase Agreement, dated September 24, 2021, by and among the Company and the purchasers signatory thereto (incorporated by reference to Exhibit 10.1 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on September 27, 2021).
10.2	Registration Rights Agreement, dated September 24, 2021, by and among the Company and the parties signatory thereto(incorporated by reference to Exhibit 10.2 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on September 27, 2021).
10.3	Subsidiary Guarantee, dated September 24, 2021, by and among the Company and the purchasers signatory thereto(incorporated by reference to Exhibit 10.3 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on September 27, 2021).
10.4*	Security Agreement, dated September 24, 2021, by and among the Company, EBI OpCo, Inc., Covistat, Inc. and the other parties signatory thereto (incorporated by reference to Exhibit 10.4 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on September 27, 2021).
10.5*	Patent Security Agreement, dated September 24, 2021, by and among the Company, EBI OpCo, Inc., Covistat, Inc. and the other parties signatory thereto (incorporated by reference to Exhibit 10.5 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on September 27, 2021).
10.6	Letter Agreement, dated December 27, 2021, by and among the Company and the parties signatory thereto (incorporated by reference to Exhibit 10.6 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on December 27, 2021).
10.7	Second Letter Agreement, dated January 16, 2022, by and among the Company and the parties signatory thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2022

Ensysce Biosciences, Inc.

By:	/s/ Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer

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